CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 30,145	$ 32,176
Ordinary share, par value (in dollars per share)	$ 0.00125	$ 0.00125
Ordinary share, authorized shares	750,000,000	750,000,000
Ordinary share, shares issued	156,507,000	155,327,000
Ordinary share, shares outstanding	151,816,000	155,327,000
Treasury shares	4,691,308